                                                           EXHIBIT 10(q)(1)
                               REMARKETING AGREEMENT


                REMARKETING   AGREEMENT,  dated  and   effective  as  of
        October 12, 1993, between CENTRAL LOUISIANA ELECTRIC COMPANY, INC. (the "Company") and PAINEWEBBER INCORPORATED ("PaineWebber").

                  WHEREAS,  on May 29, 1991, the Parish of DeSoto, State
        of Louisiana (the "Issuer") issued its Adjustable Tender Pollution Control Revenue Refunding Bonds (Central Louisiana Electric Company, Inc. Project) Series 1991A in the aggregate principal amount of $25,110,000 (the "Bonds"), pursuant to that certain Trust Indenture dated as of May 1, 1991 (the
        "Indenture") between the Issuer and First National Bank of Commerce, as trustee (the "Trustee"); and

                  WHEREAS, the Company and the Issuer are parties to that certain Refunding Agreement dated as of May 1, 1991 (the "Refunding Agreement") pursuant to which the Issuer agreed to make available the proceeds of the Bonds to the Company, and the Company agreed to pay amounts sufficient to pay the principal of, purchase price of, premium, if any, and interest on the Bonds; and

                  WHEREAS, to secure the payment of the principal of, interest on and purchase price of the Bonds, Swiss Bank Corporation, New York Branch (the "Bank") issued its irrevocable direct-pay letter of credit (as amended or extended from time to time, the "Letter of Credit") to the Trustee and in connection therewith the Company entered into a Reimbursement Agreement dated as of May 1, 1991 (as amended or extended from time to time, the "Reimbursement Agreement") with the Bank; and

                  WHEREAS, the Issuer has appointed PaineWebber (and PaineWebber has accepted the appointment) as Remarketing Agent pursuant to the Indenture; and

                  WHEREAS,  the Company and  PaineWebber desire to  make
        additional    provisions   regarding   PaineWebber's   role   as
        Remarketing Agent for the Bonds.

                  NOW, THEREFORE, the Company and PaineWebber hereby agree as follows:

                  1. DEFINITIONS. All capitalized terms used in this Agreement which are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  2. CONFIRMATION OF APPOINTMENT. The Company hereby confirms the appointment of PaineWebber as Remarketing Agent pursuant to the Indenture.
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                                     -2-

                  3. DUTIES. PaineWebber will perform the duties specified as Remarketing Agent under the Indenture subject to the terms of the Indenture and this Agreement. In acting as Remarketing Agent, PaineWebber will act as agent and not as principal except as expressly provided in this Section.

                  PaineWebber may, if it determines to do so in its sole discretion, buy as principal any such Bonds but it will not in any event be obligated to do so, and if it buys Bonds it will have the same rights as would any other person holding the Bonds.

                  4. DISCLOSURE STATEMENT. (a) If PaineWebber determines that it is necessary or desirable to use a disclosure statement in connection with its offering of the Bonds, PaineWebber will notify the Company and the Company will provide PaineWebber with a disclosure statement satisfactory to PaineWebber and its counsel in respect of the Bonds. The Company will supply PaineWebber with such number of copies of the disclosure statement and documents related thereto as PaineWebber requests from time to time and will amend the disclosure statement (and/or the documents incorporated by reference in it) so that at all times the disclosure statement and any documents related thereto will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements in such documents, in the light of the circumstances under which they were made, not misleading. In addition, the Company will take all steps reasonably requested by PaineWebber which PaineWebber or its counsel may consider necessary or desirable to register the sale of the Bonds by PaineWebber under any Federal or state securities law or to qualify the Indenture under the Trust Indenture Act of 1939, as amended, and will provide PaineWebber such officers' certificates, counsel opinions, accountants' letters and other documents as may be customary in similar transactions. If the Company does not perform its obligations under this Section, PaineWebber may immediately cease remarketing efforts.

                  (b) The Company has previously prepared and delivered to PaineWebber a copy of the Official Statement, dated May 29, 1991, including appendices consisting of financial and other information in respect of the Company and the Bank. Such Official Statement, including Appendices A, B and C thereto and the materials incorporated by reference therein, is referred to herein as the "Official Statement." The Company authorizes the use by PaineWebber of the Official Statement in connection with the remarketing of Bonds. For purposes of this Agreement, the Official Statement and any other documents provided to PaineWebber pursuant to paragraph (a) of this Section shall be considered to be the Disclosure Statement (as defined in Section 5 hereof).

                  5.  INDEMNIFICATION     AND    CONTRIBUTION.  (a)  The
        Company will indemnify and hold harmless PaineWebber, each of its directors, officers and employees and each person who controls PaineWebber within the meaning of Section 15 of the Securities Act of 1933, as amended (such Act being herein called the "Act" and any such person being herein sometimes called an "Indemnified Party"), against any and all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and shall reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with investigating any claims against it and defending any actions, but only to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any disclosure statement referred to in Section 4 hereof (a "Disclosure Statement") or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but the Company shall not be liable in any such case (x) to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by PaineWebber specifically for use in connection with the preparation thereof, or (y) if the person asserting any such loss, claim, damage or liability purchased Bonds from PaineWebber, if delivery to such person of the Disclosure Statement or any amendment or supplement to it would have been a valid defense to the action from which such loss, claim, damage or liability arose and if the same was not delivered to such person by or on behalf of PaineWebber; provided that the Company has delivered the Disclosure Statement as amended or supplemented to PaineWebber on a timely basis to permit such delivery or sending. This indemnity agreement shall not be construed as a limitation on any other liability which the Company may otherwise have to any Indemnified Party, but in no event shall the Company be obligated for double indemnification.

                  (b) PaineWebber shall indemnify and hold harmless the Company and each of its directors, officers or employees and each person who controls the Company within the meaning of
        Section 15 of the Act (for purposes of this paragraph (b), an "Indemnified Party") against all losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under any statute or at law or in equity or otherwise, and will reimburse any such Indemnified Party for any legal or other expenses incurred by it in connection with defending any actions, insofar as such losses, claims, damages,
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                                      -4-

        liabilities or actions arise out of or based upon any untrue statement, or an alleged untrue statement, of a material fact contained in a Disclosure Statement or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only with reference to written information, if any, relating to PaineWebber furnished to the Company by PaineWebber specifically for use in the preparation of a Disclosure Statement. The Company and PaineWebber agree that any statements set forth in a Disclosure Statement furnished in writing by or on behalf of PaineWebber for inclusion in such documents shall be contained in a section entitled "Remarketing" and that PaineWebber's indemnification pursuant to this paragraph (b) shall be limited to such Section. This indemnity agreement shall not be construed as a limitation on any other liability which PaineWebber may otherwise have to any Indemnified Party, but in no event shall PaineWebber be obligated for double indemnification.

                  (c)  An Indemnified Party (as defined in paragraph (a)
        or paragraph (b) of this Section 5) shall, promptly after the receipt of notice of the commencement of any action against such Indemnified Party in respect of which indemnification may be sought against PaineWebber or the Company, as the case may be (in either case the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof. Failure of the Indemnified Party to give such notice will not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party otherwise than on account of this Agreement. In case any such action shall be brought against an Indemnified Party and such Indemnified Party shall notify the Indemnifying Party of its commencement, the Indemnifying Party may, or if so requested by such Indemnified Party shall, participate therein or assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of an election so as to assume the defense thereof, such Indemnified Party shall reasonably cooperate in the defense thereof, including, without limitation, the settlement of outstanding claims, and the Indemnifying Party will not be liable to such Indemnified Party under this Section 5 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation incurred with the consent of the Indemnifying Party, which consent shall not be unreasonably withheld; provided, however, that unless and until the Indemnifying Party assumes the defense of any such action at the request of such Indemnified Party, the Indemnifying Party shall have the right to participate at its own expense in the defense of any such action. If the Indemnifying Party shall not have employed counsel to have charge of the defense of any such action or if any Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of such Indemnified Party), legal and other expenses incurred by such Indemnified Party shall be borne by the Indemnifying Party. Any obligation under this Section of an Indemnifying Party to reimburse an Indemnified Party for expenses includes the obligation to make advances to the Indemnified Party to cover such expenses in reasonable amounts as incurred. Notwithstanding the foregoing, the Indemnifying Party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification amounts provided for in paragraph (a) or (b) of this Section 5 are due in accordance with its terms but are for any reason held by a court to be unavailable from the Company or PaineWebber on grounds of policy or otherwise, the Company and PaineWebber shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and PaineWebber may be subject (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and PaineWebber on the other from the remarketing of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and PaineWebber in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and PaineWebber on the other shall be deemed to be in the same proportion as the aggregate principal amount of the Bonds remarketed pursuant to this Agreement bear to the total remarketing fees received by PaineWebber. The relative fault of the Company on the one hand and of PaineWebber on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by PaineWebber and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  (e) The Company and PaineWebber agree that it would not be just and equitable if contribution pursuant to this
        Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this
        Section 5, PaineWebber shall not be required to contribute any amount in excess of the remarketing fee applicable to the Bonds remarketed pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  (f) The indemnification and contribution agreements of all parties to this Agreement contained in this Section 5 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of PaineWebber, by or on behalf of any person controlling PaineWebber, by or on behalf of the Company or by or on behalf of any person controlling the Company or (ii) any termination of this Agreement.

                  (g) For purposes of this Section 5, each person who controls PaineWebber within the meaning of Section 15 of the Act shall have the same rights as PaineWebber and each person who controls the Company within the meaning of Section 15 of the Act shall have the same rights as the Company. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under paragraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than on account of this Agreement.

                  6. FEES AND EXPENSES. In consideration of PaineWebber's services under this Agreement, the Company will pay PaineWebber as Remarketing Agent, (a) "Standard Fee" of $1.00/1,000 annually, (paid quarterly in arrears), based upon the par amount of Bonds outstanding at the beginning of each quarterly period and commencing on October 1, 1993, and on each January 1, April 1, July 1 and October 1 thereafter and (b) in connection with (i) any adjustment from a Short-Term Interest Rate Period, a Daily Interest Rate Period or a Weekly Interest Rate Period to a Long-Term Interest Rate Period or (ii) any mandatory tender of Bonds resulting from a substitution or termination of the Letter of Credit then in effect, a fee to be negotiated by the Company and PaineWebber. In addition, the
        Agent may be entitled to additional compensation, the "Performance Fee", based upon actual performance as Remarketing Agent. The amount of such Performance Fee and its method of determination shall be the subject of another agreement between the Remarketing Agent and the Company. Such Performance Fee, if any, shall be paid annually, in arrears. If no such Performance Fee agreement is entered into and in effect between the Remarketing Agent and the Company, the Remarketing Agent's compensation will be limited to the $1.00/1,000 Standard Fee described above.

        The Company also will pay all expenses in connection with the preparation of any Disclosure Statement and the registration of the Bonds and any other documents relating to the Bonds under any securities laws, qualifying the Indenture under the Trust Indenture Act and will reimburse PaineWebber for all of its direct out-of-pocket expenses incurred by it as Remarketing Agent under this Agreement and the Indenture, including counsel fees and disbursements.

                  7. FAILS. PaineWebber will not be liable to the Company on account of the failure of any person to whom PaineWebber has sold a Bond to pay for such Bond or to deliver any document in respect of the sale.

                  8. REMARKETING AGENT'S PERFORMANCE. The duties and obligations of PaineWebber as Remarketing Agent shall be determined solely by the express provisions of this Agreement and the Indenture, and PaineWebber shall not be responsible for the performance of any other duties and obligation than as are specifically set forth in this Agreement and the Indenture, an no implied covenants or obligations shall be read into this Agreement or the Indenture against PaineWebber. PaineWebber may conclusively rely upon any notice or document given or furnished to PaineWebber and conforming to the requirements of this Agreement or the Indenture and shall be protected in acting upon any such notice or document reasonably believed by it to be genuine and to have been given, signed or presented by the proper party or parties.

                  9. TERMINATION. This Agreement will terminate upon the effective resignation or removal of PaineWebber as Remarketing Agent in accordance with the Indenture. PaineWebber will resign as Remarketing Agent under this Remarketing Agreement if requested to do so by the Company in writing and may resign at any time, all in accordance with the terms of the Indenture. Following termination, the provisions of Section 5 will continue in effect, and each party will pay the other any amounts owing at the time of termination.
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                                      -8-

                  10. MISCELLANEOUS. This agreement will be governed by the laws of the State of New York. Notices will be given to the persons addressed below until a party designates a new address in writing.

                  11. COUNTERPARTS. This Agreement may be signed in several counterparts. Each will be an original, but all of them together constitute the same instrument.

                  12. SEVERABILITY. If any provision of this Agreement shall be determined to be unenforceable, that shall not affect any other provisions of this Agreement.


                                     CENTRAL LOUISIANA ELECTRIC
                                       COMPANY, INC.
                                     2030 Donahue Ferry Road
                                     Pineville, Louisiana  71361
                                     Attention:  Treasurer

                                     By: /s/ David M. Eppler
                                         Title: Vice President

                                     PAINEWEBBER INCORPORATED
                                     1285 Avenue of the Americas
                                     New York, New York  10019
                                     Attention: Municipal Securities Group

                                     By: /s/ Randall L. Finken
                                         Title: Vice President